Exhibit 10.31

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment”), dated as of November 17, 2004, amends that certain Credit Agreement dated as of May 12, 2003, amended by that certain First Amendment to Credit Agreement dated as of October 15, 2003 (the “Credit Agreement”), by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), EACH OF THE GUARANTORS (as defined in the Credit Agreement), the BANKS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), NATIONAL CITY BANK OF PENNSYLVANIA, as Syndication Agent, and CITIZENS BANK OF PENNSYLVANIA, FLEET NATIONAL BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

WITNESSETH:

WHEREAS, Borrower has requested, and the Required Banks have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other matters, permit the Borrower to merge with Merger Sub for KI Inc., a newly-formed Pennsylvania corporation, which merger will result in the Borrower becoming a wholly-owned subsidiary of KI Holdings Inc., a newly-formed Pennsylvania corporation.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Capitalized terms not otherwise defined herein have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.1 [Defined Terms].

(i) Existing Definitions. The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Borrowing Base shall mean at any time the sum of (i) 85% of Qualified Accounts (“Accounts Portion”), plus (ii) 50% of Qualified Inventory (“Inventory Portion”), provided that at no time shall that portion of the Borrowing Base supported by Qualified Australian Accounts and Qualified Australian Inventory exceed 25% of the aggregate Borrowing Base. Notwithstanding anything to the contrary herein, the Required Banks may, in their reasonable discretion, at any time hereafter, decrease the advance percentage for Qualified Accounts and Qualified Inventory, or increase the level of any reserves or ineligibles, or define or maintain such other reserves or ineligibles, as the Required Banks may deem necessary or appropriate as a result of any collateral audit or field examination of the Collateral and Borrowing Base conducted pursuant to Section 8.1.6 hereof. Any such change shall become effective immediately upon written notice from the Administrative Agent to the Borrower for the purpose of calculating the Borrowing Base hereunder.”

(ii) New Definitions. The following new defined terms are hereby added to Section 1.1 of the Credit Agreement in alphabetical order as follows:

(A) “KI Holdings shall mean KI Holdings Inc., a Pennsylvania corporation.”

(B) “Koppers Merger Sub shall mean Merger Sub for KI Inc., a Pennsylvania corporation.”

(C) “2004 Permitted Merger shall have the meaning assigned to such term in Section 8.2.6(6) hereof.”

(b) Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement is hereby amended by inserting an additional subsection (6) immediately following the existing subsection (5) as follows:

“(6) the Borrower may merge with Koppers Merger Sub (the “2004 Permitted Merger”), provided that each of the following conditions is met:

(i) the 2004 Permitted Merger occurs no later than November 30, 2004;

(ii) the terms of the 2004 Permitted Merger provide that the Borrower is the surviving corporation of the merger, the outstanding capital stock of Koppers Merger Sub will be converted into common stock of the Borrower, each outstanding share of common stock of the Borrower will be converted into one share of common stock of KI Holdings, and each outstanding share of the Senior Convertible Preferred Stock of the Borrower will be converted into one share of Senior Convertible Preferred Stock of KI Holdings;

(iii) Koppers Merger Sub shall have at the effective time of the merger no liabilities, contingent or otherwise;

(iv) with respect to the proposed issuance of notes by KI Holdings after giving effect to the 2004 Permitted Merger, the covenants with respect to the Borrower and its Subsidiaries set forth in the terms and conditions of any such notes and related documents shall be no more restrictive in any material respect than the covenants set forth in the 2003 Senior Note Indenture and the 2003 Senior Notes;

(v) the board of directors or other equivalent governing body of the Borrower, Koppers Merger Sub, and KI Holdings shall have approved the 2004 Permitted Merger and such approvals of the 2004 Permitted Merger from the board of directors or other equivalent governing body of each of the Borrower, Koppers Merger Sub, and KI Holdings shall have been delivered to the Banks;

(vi) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to the 2004 Permitted Merger;

(vii) Consideration paid by the Borrower in the 2004 Permitted Merger shall only be in the form of common stock of the Borrower or Senior Convertible Preferred Stock of the Borrower; and

(viii) the Borrower shall deliver to the Administrative Agent prior to the date of the 2004 Permitted Merger, execution copies of such agreements entered into by the Borrower in connection with the 2004 Permitted Merger.”

(c) Section 8.2.7 [Disposition of Assets or Subsidiaries] of the Credit Agreement is hereby amended and restated as follows:

“8.2.7 Dispositions of Assets or Subsidiaries.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

(i) transactions involving the sale of inventory in the ordinary course of business and casualty losses to inventory to the extent that the insurance proceeds therefrom are used (a) to repair or replace such inventory, which inventory shall be subject to the Banks’ Prior Security Interest, or (b) to prepay the Loans in accordance with this Agreement;

(ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary’s business;

(iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party;

(iv) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased (it being understood that such replacement or substitution shall not, except to the extent of any cost in excess of the proceeds of such sale, transfer or lease, be required to be within the parameters of Section 8.2.15 [Capital Expenditures and Leases]), provided such substitute assets are subject to the Banks’ Prior Security Interest if the assets so sold, transferred or leased were so subject;

(v) provided no Event of Default or Potential Default exists, any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above or (vi) below, for fair market value and not less than 80% cash consideration and for which (a) the net after-tax proceeds of such sale, transfer or lease, individually or in the aggregate, do not exceed $5,000,000, (b) the net after-tax proceeds of such sale, transfer or lease, individually or in the aggregate, exceeds $5,000,000 but does not exceed $25,000,000, so long as the net after-tax proceeds thereof are either (i) reinvested by the Loan Parties within 180 days after the receipt thereof and provided further, such reinvestment assets are subject to the Banks’ Prior Security Interest if the assets so sold, transferred or leased were so subject, or (ii) applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.5.1 hereof, or (c) the net after-tax proceeds of such sale, transfer or lease, individually or in the aggregate, exceeds $25,000,000 and such proceeds are applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.5.1 hereof;

(vi) the sale or other disposition of the Monessen Facility; or

(vii) transactions permitted under Section 8.2.6(6) of this Agreement.”

(d) Section 8.2.8 [Affiliate Transactions] of the Credit Agreement is hereby amended and restated as follows:

“8.2.8. Affiliate Transactions.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate (other than a Loan Party or a wholly-owned Subsidiary of a Loan Party to the extent not otherwise prohibited by this Agreement) (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions which are of a type which are or have previously been fully disclosed to the Administrative Agent and is in accordance with all applicable Law; it being agreed that (i) the performance of the Advisory Services Agreement, dated as of December 1, 1997 (the “Advisory Services Agreement”), between the Borrower and Saratoga is permitted hereunder, and the payment by the Borrower of the fees in the amounts set forth in Sections 3(b) and (c), 4 and 5 of the Advisory Services Agreement is permitted hereunder and (ii) the transactions permitted under Section 8.2.6(6) of this Agreement are permitted hereunder.”

3. Exhibit 8.3.4 [Borrowing Base Certificate] of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit 8.3.4.

4. Amendment of Guaranty, Security Interest, and Pledge.

Prior to KI Holdings and Merger Sub becoming Subsidiaries of the Borrower and provided that (a) the 2004 Permitted Merger occurs prior to November 30, 2004 and (b) KI Holdings, during the time it is a Subsidiary of the Borrower, shall have no liabilities, contingent or otherwise (other than contingent indemnification liabilities of KI Holdings to the placement agent for the proposed issuance of the KI Holdings’ promissory notes and expense reimbursement obligations in connection with such proposed issuance), the Banks hereby:

(i) agree that the requirements of Sections 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] and 11.18 [Joinder of Guarantors] shall not be applicable with respect to KI Holdings and Merger Sub,

(ii) agree that any security interest in any assets of KI Holdings and Merger Sub, as such security interest would otherwise be required to be granted under the Credit Agreement, Security Agreement, Pledge Agreement, or any other Loan Document, shall not be required, and

(iii) agree that the requirements of the Pledge Agreement and the Security Agreement with respect the ownership interests of KI Holdings and Merger Sub shall not be required;

provided further, that prior to the 2004 Permitted Merger, none of the Loan Parties shall make or suffer to remain outstanding any loans, advances, or investments to either KI Holdings or Merger Sub other than the nominal investment of the Borrower in acquiring the capital stock of KI Holdings. After the consummation of the 2004 Permitted Merger, the Borrower and its Subsidiaries shall have no liability or obligations with respect to the contingent indemnification liabilities of KI Holdings to the placement agent for the proposed issuance of the KI Holdings’ promissory notes or the expense reimbursement obligations of KI Holdings to the placement agent in connection with such proposed issuance referred to above.

5. Conditions Precedent.

The Borrower, the Guarantors and the Banks acknowledge that this Second Amendment shall not be effective until each of the following conditions precedent has been satisfied (such date is referred to herein as the “Effective Date”):

(a) The Borrower, the Guarantors, and the Required Banks shall have executed this Second Amendment;

(b) The Borrower shall have delivered to the Administrative Agent and the Required Banks a final draft of all documents associated with the 2004 Permitted Merger and shall have delivered to the Administrative Agent such information with respect to such merger as the Administrative Agent shall have reasonably requested;

(c) Neither the execution and delivery of this Second Amendment or the documents associated with the 2004 Permitted Merger by the Borrower or Koppers Merger Sub nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of the Borrower or Koppers Merger Sub or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which the Borrower or Koppers Merger Sub or any of their Subsidiaries is a party to or by which either the Borrower or Koppers Merger Sub or any of their Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of the Borrower or Koppers Merger Sub or any of their Subsidiaries (other than Liens granted under the Loan Documents) and the Borrower shall have delivered to the Administrative Agent a closing certificate certifying to all of the foregoing;

(d) No Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(e) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Second Amendment;

(f) The Borrower shall have delivered to the Administrative Agent an opinion or opinions of Borrower’s counsel which shall opine as to (i) the due authorization, execution and delivery, and enforceability of this Second Amendment, (ii) the validity and legality regarding the consummation of the 2004 Permitted Merger and such matters incident to such transactions, and (iii) such other matters as reasonably requested by the Administrative Agent, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

(g) The Borrower shall have paid to the Administrative Agent, for the benefit of the Administrative Agent and each of the Banks executing this Second Amendment, an amendment fee in the amount of 25 basis points of such Bank’s Commitment, one half of which will be earned by each approving Bank upon credit approval and one half of which will be earned upon execution by such Bank;

(h) The Borrower shall have paid to the Administrative Agent and its counsel all reasonable fees and expenses for which the Administrative Agent and such counsel are entitled to be reimbursed;

(i) All legal details and proceedings in connection with the transactions contemplated by this Second Amendment and all other Loan Documents to be delivered to the Banks shall be in form and substance reasonably satisfactory to the Administrative Agent.

6. Incorporation into Credit Agreement.

This Second Amendment shall be incorporated into the Credit Agreement by this reference.

7. Full Force and Effect.

Except as expressly modified by this Second Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Banks and all Guaranty Agreements executed and delivered by the Guarantors.

8. Reimbursement of Expenses.

The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Second Amendment and all other documents or instruments to be delivered in connection herewith.

9. Counterparts.

This Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

10. Entire Agreement.

This Second Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Second Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11. Governing Law.

This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KOPPERS INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS REDEMPTION, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

WORLD-WIDE VENTURES CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS INDUSTRIES OF DELAWARE, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS INC., executing on behalf of the following Loan Parties pursuant to Section 11.1 of the Credit Agreement:
KOPPERS MAURITIUS
KOPPERS SHIPPING PTY LTD
CONTINENTAL CARBON AUSTRALIA PTY LTD
KOPPERS CARBON MATERIALS & CHEMICALS PTY LTD
KOPPERS WOOD PRODUCTS PTY LTD
KOPPERS AUSTRALIA PTY LTD
KOPPERS INVESTMENT SUBSIDIARY PTY LTD
KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS CONCRETE PRODUCTS, INC.
By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

CONCRETE PARTNERS, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
Name:	Thomas Majeski
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK OF PENNSYLVANIA, individually and as Syndication Agent
By:
Name:	Ervine H. Geiger, III
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as a Co-Documentation Agent

By:
Name:	Dwayne R. Finney
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FLEET NATIONAL BANK, individually and as a Co-Documentation Agent

By:
Name:	Kenneth S. Struglia
Title:	Managing Director

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as a Co- Documentation Agent
By:
Name:	Patrick J. Kaufmann
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:
Name:	Paul J. Oris
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:
Name:	John L. Hayes IV
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.
By:
Name:	Rose M. Crump
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK, NATIONAL ASSOCIATION
By:
Name:	Mark H. Veach
Title:	First Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

PROVIDENT BANK, A NATIONAL CITY COMPANY
By:
Name:	Brian V. Ciaverella
Title:	Senior Vice President

EXHIBIT 8.3.4

BORROWING BASE CERTIFICATE

[attached]